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                                                                    Exhibit 1.04


                                 Citigroup Inc.

                       Medium-Term Senior Notes, Series D
                    Medium-Term Subordinated Notes, Series D

                 Due Nine Months or More from the Date of Issue

                             DISTRIBUTION AGREEMENT

                                                         ____, 2000



Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

        Citigroup Inc., a Delaware corporation (the "Company"), confirms its agreement with the Agent (as defined below) with respect to the issue and sale by the Company of its Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue (the "Senior Notes") and its Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). The Senior Notes are to be issued under an Indenture dated as of March 15, 1987, as supplemented by the First Supplemental Indenture dated as of December 15, 1988, the Second Supplemental Indenture dated as of January 31, 1991, the Third Supplemental Indenture dated as of December 9, 1992 and the Fourth Supplemental Indenture dated as of November 2, 1998 (as so supplemented or as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Senior Debt Indenture"), between the Company and The Bank of New York, as trustee (the "Senior Debt Trustee"). The Subordinated Notes are to be issued under an Indenture dated as of July 17, 1998, as supplemented by the First Supplemental Indenture dated as of December 15, 1998 and the Second Supplemental Indenture dated as of January 21, 1999 (as so supplemented or as it may from time to time be further supplemented or amended by one or more indentures supplemental thereto, the "Subordinated Debt Indenture" and, together with

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the Senior Debt Indenture, the "Indentures"), between the Company and Bank One
Trust Company, N.A. (formerly The First National Bank of Chicago), as trustee (the "Subordinated Debt Trustee" and, together with the Senior Debt Trustee, the "Trustees"). The Notes will have the maturities, interest rates (whether fixed or floating), redemption provisions and other terms set forth in a pricing supplement to the Prospectus referred to below. The Notes may be denominated in U.S. dollars, foreign currencies or foreign composite currency units (the "Specified Currency") as may be specified in the applicable pricing supplement.

                Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to the Agent acting as principal at a discount for its own account or for resale to one or more investors or other dealers and the Company's right to sell Notes directly to investors on its own behalf or through other agents (provided that any other agent will execute an agreement with the Company substantially in the form of Exhibit F hereto and that the Company will notify the Agent of its agreement with any other agents, dealers or underwriters, but only if such other agents, dealers or underwriters are appointed for the duration of this Agreement), the Company hereby appoints the Agent as an agent of the Company for the purpose of soliciting offers to purchase the Notes. In addition, the Agent may also purchase Notes as principal and the Company will enter into a Terms Agreement (referred to below) relating to such sale in accordance with the provisions of
Section 1(b) hereof. For the purposes of this Agreement, the term "Agent" shall refer to Salomon Smith Barney Inc.

        1. Solicitations by the Agent of Offers to Purchase; Purchases as Principal.

                (a) Solicitations as Agent. Following the Commencement Date (as defined below), the Company shall notify the Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agent shall have been suspended by the Company or the Agent as provided hereunder, being herein referred to as an "Offering Period"). On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agent agrees to use its reasonable best efforts to solicit offers to purchase the Notes during each Offering Period upon the terms and conditions set forth in the Prospectus as then amended and supplemented. The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.



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                Unless otherwise agreed to, the Company agrees to pay the Agent at the time of delivery of and payment for the Notes, as consideration for soliciting the sale of each Note, a commission equal to the percentage set forth on Schedule 1 hereto of the price to the public of each Note sold by the Company as the result of a solicitation by the Agent. Without the prior approval of the Company, the Agent (acting on an agency basis) may not reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.

                The Agent is authorized to solicit orders for the Notes only in principal amounts of $1,000 or any amount in excess thereof which is a multiple of $1,000 or, in the case of Notes denominated in a Specified Currency other than U.S. dollars, in the denominations set forth in the applicable pricing supplement, at a purchase price equal to 100% of the principal amount of the Notes, unless otherwise mutually agreed upon by the purchaser and the Company and specified in the applicable pricing supplement. The Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by the Agent, as agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. The Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes in its capacity as agent of the Company, the Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward, or relationship of agency or trust with, any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company, but the Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Agent be obligated to purchase any Notes for its own account except pursuant to subparagraph (b) below.

                (b) Purchases as Principal. Each sale of Notes to the Agent as principal shall be made in accordance with the terms of this Agreement and the Agent and the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by the Agent. Each "Terms Agreement" may take the form of an exchange of any form of written telecommunication or oral communication followed by written confirmation or telecommunication between the Agent and the Company and shall be with respect to such information (as applicable) as is specified in Exhibit A hereto.



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                The Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by the Agent to purchase Notes as principal (whether or not set forth in a Terms Agreement) shall specify the principal amount of Notes to be purchased by the Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Agent.

                Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Each date of delivery of and payment for Notes to be purchased by the Agent as principal or as agent or by any other purchaser is referred to herein as a "Settlement Date."

                Upon the Company's request, the Agent will notify the Company either orally or in writing (as specified by the Company) of the aggregate principal amount of Notes held by the Agent as principal purchased pursuant to a Terms Agreement pursuant to this Agreement.

                (c) Procedures. The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Notes Administrative Procedures attached hereto as Exhibit B (the "Procedures"). The Procedures may be amended only by written agreement of the Company and the Agent.

                (d)     Delivery. The documents required to be delivered by
Section 4 of this Agreement shall be delivered at the office of Skadden, Arps, Slate Meagher & Flom LLP ("Skadden, Arps") (or such other counsel reasonably satisfactory to both the Agent and the Company), Four Times Square, New York, NY 10036-6522, on _____, 2000 (the "Commencement Date").

        2. Representations and Warranties. The Company represents and warrants to, and agrees with, the Agent as of the Commencement Date:

                (a)     The Registration Statement (File No. 333-     ) declared
effective by the Securities and Exchange Commission (the "Commission") on_____,
2000, in respect of up to $     aggregate amount of securities of the Company,
including the Notes, (of which $      remains available for issuance and sale as
of the date hereof) has been filed with the Commission. Such Registration Statement and any post-effective amendments thereto, in the forms heretofore delivered or to be delivered to the Agent, excluding exhibits to such Registration Statement but including



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all documents incorporated by reference therein, has been declared effective by the Commission in such form. No other document with respect to such Registration Statement (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in the Registration Statement (as defined herein) or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"). The various parts of the Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part became effective but excluding the Statements of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), pertaining to the Indentures (the "Forms T-1"), as amended at the time such part became effective, are being hereinafter collectively called the "Registration Statement." The form of basic prospectus included in the Registration Statement relating to the offering and sale of Debt Securities, Index Warrants, Preferred Stock, Common Stock and Depositary Shares, in the form in which it has most recently been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, is being hereinafter called the "Basic Prospectus." The form of prospectus supplement to the Basic Prospectus relating to the offering and sale of the Notes included in the Registration Statement, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is being hereinafter called the "Prospectus Supplement." The Basic Prospectus, as supplemented by the Prospectus Supplement, is being hereinafter called the "Prospectus." Any reference herein to any Preliminary Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus, Prospectus Supplement or Prospectus, as the case may be. Any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus Supplement or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of the particular issue of the Notes (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Prospectus Supplement or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus, the Prospectus Supplement or the Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. Any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to and include the Prospectus, as amended or supplemented, in relation to the Notes sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing.



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                (b)     The documents incorporated by reference in the
Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                (c) Each of the Registration Statement and the Prospectus, and any amendment thereof or supplement thereto, and each of the Indentures, conform or will conform in all material respects with the applicable requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder.

                (d) The Registration Statement, as amended as of any time, did not and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Prospectus, as amended and supplemented as of any such time, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Agent specifically for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

                (e) The Notes have been duly authorized and, when executed and authenticated in accordance with the applicable Indenture and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the applicable Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); each of the Indentures has been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indentures conform to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Notes.

                (f) Since the date of the most recent financial statements included in the Prospectus, as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.



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        3.      Agreements of the Company. The Company agrees with the Agent that:

                (a) At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, prior to amending or supplementing the Registration Statement or the Prospectus, the Company will furnish the Agent and the Agent's counsel with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes). The Company will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be transmitted to the Commission for filing pursuant to Rule 424(b) by an appropriate method or will promptly cause the Prospectus together with each amendment thereof or supplement thereto to be filed with the Commission pursuant to said Rule. If the Prospectus is amended or supplemented (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes), the Agent shall be furnished with such information relating to such filing as it may reasonably request, and the Agent shall not be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Act, the Company will promptly advise the Agent of (i) the filing of any amendment or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes), (ii) the filing or effectiveness of any amendment to the Registration Statement,
(iii) the receipt by the Company of comments from the Commission relating to, or requests by the Commission for, any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Upon the Agent's request, the Company will within a reasonable time inform the Agent of the aggregate principal amount of Notes registered under the Registration Statement that remain unissued.

                (b) Within the time during which a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as



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a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company, during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify the Agent to suspend the solicitation of offers to purchase the Notes in its capacity as Agent and to cease sales of any Notes it may then own as principal and, to the extent required under the provision in the last sentence of this subsection (b), the Company will promptly amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance. If such amendment or supplement, and any documents, certificates, opinions and letters furnished to the Agent pursuant to subsections (i), (j) and (k) of this Section 3 in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory in all respects to the Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, the Agent will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, the Company shall not be required to comply with the provisions of subsection (b) of this Section 3 during any period from the time the Agent shall have been notified to suspend the solicitation of offers to purchase the Notes in its capacity as Agent (whether under this subparagraph (b) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed; provided that if the Agent holds any Notes as principal purchased pursuant to a Terms Agreement or otherwise pursuant to this Agreement, the Company shall comply with the provisions of subsection (b) of this Section 3 during the period when a Prospectus is required to be delivered pursuant to the Act.

                (c) The Company will comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Company's proxy statements pursuant to Section 14 of the Exchange Act.

                (d) The Company will use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as the Agent reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by the Agent, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                (e) The Company will furnish to the Agent copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein), and all amendments of and supplements to the Registration Statement or the Prospectus which are filed with the Commission during the period in which a prospectus



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relating to the Notes is required to be delivered under the Act (including all documents filed by an amendment or supplement with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as the Agent may from time to time reasonably request.

                (f) The Company will make generally available to its security holders and to the Agent as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which any amendment of or supplement to the Prospectus (other than a Pricing Supplement or an amendment or supplement relating solely to an offering of debt securities other than the Notes) is filed pursuant to Rule 424 under the Act, which shall satisfy the provisions of
Section 11(a) of the Act.

                (g) The Company shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of its obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel, the cost of printing (or other production) and delivery of the Registration Statement and the Prospectus, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements (including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as the Agent may designate, the fees and disbursements of the Trustees, the fees of any agency that rates the Notes, the fees and expenses in connection with any listing of the Notes on the New York Stock Exchange, Inc. (the "New York Stock Exchange") or such other securities exchange agreed to in writing by the Company, the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc. and the reasonable fees and disbursements of Dewey Ballantine LLP ("Dewey Ballantine"), as counsel for the Agent, or other counsel reasonably satisfactory to both the Agent and the Company, and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Agent and the Company; provided, however, that with respect to any purchase of Notes by the Agent as principal pursuant to a Terms Agreement, the fees and disbursements of Dewey Ballantine or other counsel to the Agent shall not be paid by the Company.

                (h) During the term of this Agreement, the Company shall furnish to the Agent such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, any amendments thereof or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agent may from time to time reasonably request and shall promptly notify the Agent orally, followed by written notice of any downgrading, or of its receipt of any notice of any intended downgrading, in the rating accorded any of the Company's securities by Moody's Investor Service



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("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or, if one of
them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                (i) Each time the Registration Statement or the Prospectus is amended or supplemented (other than (a) a Pricing Supplement, (b) an amendment or supplement relating solely to an offering of debt securities other than the Notes or (c) an amendment or supplement made pursuant to the incorporation by reference of a document filed under the Exchange Act), the Company will deliver or cause to be delivered forthwith to the Agent a certificate of the Company signed by the Chairman of the Board, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Deputy Treasurer or the Deputy General Counsel and by the Controller or the principal financial or accounting officer of the Company (or another officer or officers acceptable to the Agent), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agent, to the effect that the statements contained in the certificate referred to in Section 4(b)(iii) hereof that was last furnished to the Agent (either pursuant to Section 4(b)(iii) or pursuant to this Section 3(i)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(b)(iii) hereof, but modified, if necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate.

                (j) Each time the Registration Statement or the Prospectus is amended or supplemented (other than (a) a Pricing Supplement, (b) an amendment or supplement relating solely to an offering of debt securities other than the Notes or (c) an amendment or supplement made pursuant to the incorporation by reference of a document under the Exchange Act), the Company shall furnish to or cause to be furnished forthwith to the Agent the written opinion of the Deputy General Counsel of the Company or other counsel reasonably satisfactory to the Agent dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agent, to the effect set forth in Exhibit C hereto. In lieu of such opinion, counsel last furnishing such an opinion to the Agent may furnish to the Agent a letter to the effect that the Agent may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such letter).



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                (k)    Each time that the Registration Statement or the
Prospectus is amended or supplemented to set forth amended or supplemental financial information (other than (a) a Pricing Supplement, (b) any amendment or supplement relating solely to an offering of debt securities other than the Notes or (c) an amendment or supplement made pursuant to the incorporation by reference of a document under the Exchange Act), the Company shall cause KPMG LLP ("KPMG"), its independent certified public accountants, to furnish forthwith the Agent a letter, within three business days following the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be (provided that, in the event any Settlement Date falls within such three business day period, such letter will be delivered on or prior to such Settlement Date), in form satisfactory to the Agent, of the same tenor as the letter referred to in Section 4(b)(iv) hereof, but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, KPMG may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.

                (l) Each acceptance by the Company of an offer for the purchase of Notes and each sale of Notes to the Agent as principal shall be deemed to be an affirmation that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or the Agent, or the Agent as principal, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

                (m) Anything to the contrary in this Section 3 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectus, the Company shall have instructed the Agent to suspend solicitation of offers to purchase the Notes in its capacity as Agent of the Company and the Agent does not then hold any Notes acquired by it as principal pursuant to a Terms Agreement, the Company shall not be obligated to furnish or cause to be furnished to the Agent any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided further that, prior to resuming such solicitation the Agent shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

        4. Conditions to the Obligations of the Agent. The Agent's obligations to solicit offers to purchase Notes as agent of the Company, the Agent's obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise and the obligation of any other purchaser to purchase Notes from the Company will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of the Agent's obligations to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of the Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

                (a)     On the corresponding Settlement Date:

                        (i) There shall not have occurred any change in or affecting particularly the business or properties of the Company and its subsidiaries from that set forth in the Registration Statement, as amended or supplemented, that, in the Agent's judgment, makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus except, in the case of any purchase of Notes by the Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

                        (ii) There shall not have occurred any (A) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (B) declaration of a general moratorium on commercial banking activities in New York by either federal or New York state authorities or (C) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency that, in the Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (C), such event makes it, in the Agent's judgment, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by the Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

                        (iii) There shall not have been any downgrading, nor any notice given of any intended downgrading, in the rating accorded any of the Company's securities by Moody's or Standard & Poor's or, if one of them no longer rates the securities of the Company, another "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, except, in the case of any purchase of Notes by the Agent as principal, as disclosed to the Agent in writing by the Company before it accepted the offer to purchase such Notes.

                (b) On the Commencement Date and, if called for by any agreement by the Agent to purchase Notes as principal, on the corresponding Settlement Date:

                        (i) The Company shall have furnished to the Agent the opinion of the Deputy General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) on the Commencement Date, and on the Settlement Date will furnish the opinion of the Deputy General Counsel of the Company (or other counsel for the Company reasonably acceptable to the Agent) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit C hereto.

                        (ii) The Agent shall have received from Dewey Ballantine (or other counsel reasonably acceptable to the Agent and the Company), counsel for the Agent, an opinion dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit D hereto.

                        (iii) The Company shall have furnished to the Agent a certificate of the Company, signed by the Chairman of the Board, any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Deputy Treasurer or the Deputy General Counsel and by the Controller or the principal financial or accounting officer of the Company (or another officer or officers acceptable to the Agent), dated the Commencement Date or the Settlement Date, as the case may be, to the effect that each signatory of such certificate, to the best of his or her knowledge, after reasonable investigation, certifies that:

                                (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied as a condition to the obligations of the Agent under this Agreement;

                                (B)     no stop order suspending the
                effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened; and

                                (C)     since the date of the most recent
                financial statements included in the Prospectus, as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, taken as a whole, which is not disclosed in the Prospectus, as amended or supplemented.

                       (iv) KPMG, or another nationally recognized independent accounting firm, shall have furnished to the Agent a letter or letters, dated the Commencement Date or the Settlement Date, as the case may be, in form and substance reasonably satisfactory to the Agent, to the effect set forth in Exhibit E hereto.

                        (v) The Company shall have furnished to the Agent such appropriate further information, certificates and documents as the Agent may reasonably request.

        5.      Indemnification and Contribution.

                (a) The Company will indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, the Prospectus, or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use in the preparation thereof and such indemnity with respect to any preliminary prospectus, the Prospectus or any preliminary supplemental prospectus, shall not inure to the benefit of the Agent (or any person controlling the Agent) if the Company shall have delivered sufficient quantities of the Prospectus, as amended and supplemented, to the Agent within a reasonable time prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so amended and supplemented (excluding documents incorporated by reference) was not sent or given to such person by the Agent at or prior to the earlier of the delivery of the written confirmation of the sale of such Notes or the delivery of such Notes to such person in any case where such sending or giving of a prospectus is required by the Act, and the untrue statement or omission of a material fact contained in such preliminary prospectus, such Prospectus or such preliminary supplemental prospectus, was corrected in the Prospectus, as so amended and supplemented, provided to the Agent.

                (b) The Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, the Prospectus or any amendment or supplement thereto, or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

                (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent participating in the offering that gave rise to such losses, claims, damages or liabilities on the other from the offering of such Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other in connection with the offering of such Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes by the Agent (before deducting expenses) received by the Company bear to the total commissions received by the Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes were offered and sold to the public by the Agent exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

                (e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Agent within the meaning of the Act or the Exchange Act; and the obligations of the Agent under this Section 5 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

        6. Termination of the Appointment of the Agent. This Agreement may be terminated at any time by either party hereto upon the giving of written notice of such termination to the other party hereto. The termination of this Agreement shall not require termination of any agreement by the Agent to purchase Notes as principal, and the termination of any such Agreement shall not require termination of this Agreement. If this Agreement is terminated, neither party shall have any liability to the other party hereto, except as provided in the first sentence of the second paragraph of Section 1(a), the last proviso of
Section 3(b), and Sections 3(f), 3(g), 5, 7 and 11 hereof, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 2 and its obligations under Sections 1(c), 3(a), 3(b), 3(c), 3(e), 3(h), 3(i), 3(j), 3(k), 3(l) and 4 hereof shall also remain in full force and effect and not be terminated until the delivery of such Notes.

        7. Representations and Indemnities to Survive. With respect to the Agent's solicitation of offers to purchase Notes as agent of the Company or the Agent's obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, the respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of the officers, directors or controlling persons referred to in
Section 5 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or (ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

        8. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agent, will be mailed, delivered or transmitted to it by any standard form of telecommunications at:

                                 Salomon Smith Barney Inc.
                                 7 World Trade Center
                                 New York, NY 10048 Attention: Medium Term Note Department
                                 Fax:  (212) 783-2274

or, if sent to the Company, will be mailed, delivered or transmitted by any standard form of telecommunications at:

                                 Citigroup Inc.
                                 153 East 53rd Street
                                 New York, NY 10043
                                 Attention:  Deputy Treasurer
                                             Reference Medium-Term Note Program
                                 Fax: (212) 793-8098

                                 and

                                 399 Park Avenue
                                 New York, New York 10043
                                 Attention:  Deputy General Counsel
                                             Reference Medium-Term Note Program
                                 Fax:  (212) 793-3430

Any party to this Agreement may change the address to which notices or communications to it shall be directed by giving notice in writing to the other parties hereto.

        9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 5 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 5 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof, except to the extent provided for in Section 4 hereof, are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of the Agent hereunder may not be assigned without the prior written consent of the Company.

        10. Waivers, Etc. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

        11. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                If the foregoing is in accordance with the Agent's understanding of this agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the Agent's acceptance shall represent a binding agreement between the Company and the Agent.

                                               Very truly yours,

                                               CITIGROUP INC.


                                               By
                                                   Name:
                                                   Title:

The foregoing Agreement
is hereby confirmed and
accepted as of the date first
written above.

SALOMON SMITH BARNEY INC.



By
    Name:
    Title:

                                                                      Schedule 1


                                 Citigroup Inc.
                                Medium-Term Notes
                               Commission Schedule

                Unless it is agreed at the time of trade that an Issue of Notes will be offered to retail investors, Citigroup agrees to pay each Selling Agent a commission equal to the following percentage of the principal amount of Notes sold to institutional purchasers solicited by such Selling Agent:


                                                         Commission Rate
                                                         (as a percentage of
            Term                                         principal amount)
            ----                                         -----------------

            9 months to less than 1 year                      .125%
            1 year to less than 18 months                      .15
            18 months to less than 2 years                     .20
            2 years to less than 3 years                       .25
            3 years to less than 4 years                       .35
            4 years to less than 5 years                       .45
            5 years to less than 6 years                       .50
            6 years to less than 7 years                       .55
            7 years to less than 10 years                      .60
            10 years to less than 15 years                    .625
            15 years to less than 20 years                    .675
            20 years to less than 30 years                     .75
            30 years to less than 50 years                    .875
            50 years to less than 60 years                    1.00
            Greater than 60 years                        to be negotiated



                                     S-1-1

                                                                       Exhibit A

                                 CITIGROUP INC.

                       MEDIUM-TERM SENIOR NOTES, SERIES D

                    MEDIUM-TERM SUBORDINATED NOTES, SERIES D

                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE

                                 TERMS AGREEMENT


                                                        Dated:


Citigroup Inc.
153 East 53rd Street
New York, NY 10043

Attention:  Deputy Treasurer

                Re:   Distribution Agreement dated _____, 2000
                      (the "Distribution Agreement")

                Subject to the terms and provisions stated below, the undersigned agrees to purchase the following principal amount of your (check box):

                [ ] Medium-Term Senior Notes, Series D, Due Nine Months or More
                from the Date of Issue: $            ; and/or

                [ ] Medium-Term Subordinated Notes, Series D, Due Nine Months or
                More from the Date of Issue: $        .

For All Notes:                                   For Fixed Rate Notes:                          For Floating Rate Notes:
Purchase Price:                                  Interest Rate:                                 Base Rate:





Price to Public:                                                                                Index Maturity:

For All Notes:                                   For Fixed Rate Notes:                          For Floating Rate Notes:

Settlement Date and time:                                                                       Spread:

Place of delivery:                                                                              Spread Multiplier:







Original Issue Date:                             Amortization
                                                 Schedule:





Date on which interest
begins to accrue (if
different from Original
Issue Date):



Specified Currency:                                                                             Initial Interest Rate:



Maturity Date:                                                                                  Interest Reset Dates:



Interest Payment Dates:                                                                         Maximum Interest Rate:

For All Notes:                                   For Fixed Rate Notes:                          For Floating Rate Notes:

Regular Record Dates:



Exchange Rate Agent:



Option to receive payments in
specified currency other than
U.S. Dollars:



Sinking fund:



Total amount OID:



Original yield to maturity:                                                                     Minimum Interest Rate:



Renewal terms:

For All Notes:                                   For Fixed Rate Notes:                          For Floating Rate Notes:

Option to elect repayment:



Optional Repayment Dates:



Optional Repayment prices:



Optional Interest Rate Reset:



Optional Reset Dates:



Optional extension of maturity:



Length of extension period:

For All Notes:                                   For Fixed Rate Notes:                          For Floating Rate Notes:

Number of extension periods:



Final Maturity Date:



Depositary:



Optional Redemption Date(s):                                                                    Interest Reset Period:



Initial Redemption Date:                                                                        Interest payment
                                                                                                Period:



Initial Redemption                                                                              Calculation Agent:
Percentage:



Annual redemption percentage
decrease:

For All Notes:                                   For Fixed Rate Notes:                          For Floating Rate Notes:

Other terms:

                The provisions of Sections 1(b) and (c) and 2 through 11 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue and the Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (other than (i) the Notes to be sold pursuant to this Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.

                The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required:

                                            SALOMON SMITH BARNEY INC.

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

Accepted:
CITIGROUP INC.

By
  ------------------------------
  Name:
  Title:

                                                                       Exhibit B


                                 CITIGROUP INC.

                   Medium-Term Notes Administrative Procedures

                                   _____, 2000


                The Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue (the "Senior Notes") and the Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes") of Citigroup Inc. (the "Company") are to be offered on a continuing basis. Salomon Smith Barney Inc. has agreed, as agent, to solicit purchases of the Notes issued in fully registered form. (The term "Agent" when used in these Administrative Procedures, means Salomon Smith Barney Inc.). The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the agents named therein (including the Agent) dated the date hereof (the "Distribution Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). The Bank of New York ("BONY") is the trustee under the Indenture, dated as of March 15, 1987, as amended from time to time, under which the Senior Notes will be issued (the "Senior Debt Indenture"). Bank One Trust Company, N.A. (formerly The First National Bank of Chicago) ("Bank One") is the trustee (together with BONY, the "Trustees") under the Indenture, dated as of July 17, 1998, as amended from time to time, under which the Subordinated Notes will be issued (the "Subordinated Debt Indenture" and, together with the Senior Debt Indenture, the "Indentures"). The Senior Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Subordinated Notes will be subordinate and junior in the right of payment to all Senior Indebtedness of the Company, to the extent and in the manner set forth in the Subordinated Debt Indenture.

                The Distribution Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by the Agent acting solely as principal, unless otherwise agreed to between the Company and the Agent acting as principal.

                Each Note will be represented by either a Global Security (as defined hereinafter) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Senior Notes will be delivered to BONY, and each Global Security representing Subordinated Notes will be delivered to Bank One, each acting as agent for The Depository Trust Company or any successor depository selected by the Company ("DTC," which term, as used herein, includes any successor depository selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

                The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery.

                Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes." The Company will appoint and enter into agreements with agents (each a "Calculation Agent") to calculate interest rates on Floating Rate Notes. Unless otherwise specified in a Pricing Supplement, BONY will be the Calculation Agent for each Senior Note that is a Floating Rate Note and Bank One will be the Calculation Agent for each Subordinated Note that is a Floating Rate Note. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Distribution Agreement shall control. The Company may, at its option, appoint Citibank, N.A. to act as paying agent.


                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes


                In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, BONY and Bank One (together, the "DTC Agents") will perform the custodial, document control and administrative functions described below for the Senior Notes and the Subordinated Notes, respectively. BONY will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and BONY to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between BONY and DTC, dated as of August 17, 1989 and as amended to date, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS"). Bank One will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Bank One to DTC dated as of the date hereof and a Certificate Agreement between DTC and Bank One, dated as of May 26, 1989, and as amended to date, and its obligations as a participant in DTC, including DTC's SDFS.


Issuance:                               On any date of settlement (as defined
                                        under "Settlement" below) for one or
                                        more Book-Entry Notes, the Company
                                        will issue a single global security in
                                        fully registered form without coupons
                                        (a "Global Security") representing up
                                        to $400,000,000 principal amount of
                                        all such Book-Entry Notes of the same
                                        Series that have the same Original
                                        Issue Date, Original Issue Discount
                                        provisions, if any, Interest Payment
                                        Dates, Regular Record Dates, Interest
                                        Payment Period, redemption, repayment
                                        and extension provisions, if any,
                                        Stated Maturity, and, in the case of
                                        Fixed Rate Notes, interest rate, and
                                        amortization schedule, if any, or, in
                                        the case of Floating Rate Notes,
                                        Initial Interest Rate, Base Rate,
                                        Index Maturity, Interest Reset Period,
                                        Interest Reset Dates, Spread and/or
                                        Spread Multiplier, if any, Minimum
                                        Interest Rate, if any, and Maximum
                                        Interest Rate, if any and, in each
                                        case, any other relevant terms
                                        (collectively, the "Terms"). Each
                                        Global Security will be dated and
                                        issued as of the date of its
                                        settlement. Each Global Security will
                                        bear an Original Issue Date, which
                                        will be (i) with respect to an
                                        original Global Security (or any
                                        portion thereof), the Original Issue
                                        Date specified in such Global Security
                                        and (ii) following a consolidation of
                                        Global Securities, with respect to the
                                        Global Security resulting from such
                                        consolidation, the most recent
                                        Interest Payment Date to which
                                        interest has been paid or duly
                                        provided for on the predecessor Global
                                        Securities, regardless of the date of
                                        authentication of such resulting
                                        Global Security. No Global Security
                                        will represent (i) both Fixed Rate and
                                        Floating Rate Book-Entry Notes or (ii)
                                        any Certificated Note or (iii) both
                                        Senior Notes and Subordinated Notes.


Identification Numbers:                 The Company has arranged with the CUSIP
                                        Service Bureau of Standard & Poor's
                                        Corpora-
                                        tion (the "CUSIP Service Bureau") for
                                        the reservation of two series of CUSIP
                                        numbers, one for Senior Notes and one
                                        for Subordinated Notes, each of which
                                        series consists of approximately 900
                                        CUSIP numbers and relates to Global
                                        Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other Series designations. The DTC Agents, the
                                        Company and DTC have obtained from the
                                        CUSIP Service Bureau a written list of
                                        such reserved CUSIP numbers. The DTC
                                        Agents will assign CUSIP numbers to
                                        Global Securities as described below
                                        under Settlement Procedure "B." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the DTC Agents have assigned to Global
                                        Securities. Each DTC Agent will notify
                                        the Company at any time when fewer than
                                        100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to either or both DTC Agents, as needed, and to DTC.


Registration:                           Global Securities will be issued only
                                        in fully registered form without
                                        coupons. Each Global Security will be
                                        registered in the name of CEDE & CO.,
                                        as nominee for DTC, on the securities
                                        register for the Notes (the "Securities
                                        Register") maintained under the
                                        applicable Indenture. The beneficial
                                        owner of a Book-Entry Note (or one or
                                        more indirect participants in DTC
                                        designated by such owner) will
                                        designate one or more participants in
                                        DTC (with respect to such Book-Entry
                                        Note, the "Participants") to act as
                                        agent or agents for such owner in
                                        connection with the book-entry system
                                        maintained by DTC, and DTC will record
                                        in book-entry form, in accordance with
                                        instructions provided by such
                                        Participants, a credit balance with
                                        respect to such beneficial owner in
                                        such Book-Entry Note in the account of
                                        such Participants. The ownership
                                        interest of such beneficial owner (or
                                        such participant) in such

                                        Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.



Transfers:                              Transfers of a Book-Entry Note will be
                                        accomplished by book entries made by
                                        DTC and, in turn, by Participants (and
                                        in certain cases, one or more indirect
                                        participants in DTC) acting on behalf
                                        of beneficial transferors and
                                        transferees of such Note.


Exchanges:                              Each DTC Agent may deliver to DTC and
                                        the CUSIP Service Bureau at any time a
                                        written notice of consolidation (a copy
                                        of which shall be attached to the
                                        resulting Global Security described
                                        below) specifying (i) the CUSIP numbers
                                        of two or more outstanding Global
                                        Securities that represent (A) Fixed
                                        Rate Book- Entry Notes of the same
                                        Series and having the same Terms and
                                        for which interest has been paid to the
                                        same date or (B) Floating Rate
                                        Book-Entry Notes of the same Series and
                                        having the same Terms and for which
                                        interest has been paid to the same
                                        date, (ii) a date, occurring at least
                                        thirty days after such written notice
                                        is delivered and at least thirty days
                                        before the next Interest Payment Date
                                        for such Book-Entry Notes, on which
                                        such Global Securities shall be
                                        exchanged for a single replacement
                                        Global Security and (iii) a new CUSIP
                                        number to be assigned to such
                                        replacement Global Security. Upon
                                        receipt of such a notice, DTC will send
                                        to its participants (including the DTC
                                        Agent for such replacement Global
                                        Security) a written reorganization
                                        notice to the effect that such exchange
                                        will occur on such date. Prior to the
                                        specified exchange date, such DTC Agent
                                        will deliver to the CUSIP Service
                                        Bureau a written notice setting forth
                                        such exchange date and such new CUSIP
                                        number and stating that, as of such
                                        exchange date, the CUSIP numbers of the
                                        Global Securities to be exchanged will
                                        no longer be valid. On the specified
                                        exchange date, such DTC Agent will
                                        exchange such Global Securities for a
                                        single Global Security bearing the new
                                        CUSIP number and a new Original

                                        Issue Date, which shall be the last date to which interest has been paid on the underlying Book-Entry Notes, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Upon such exchange, the DTC Agent will mark the predecessor Global Security "canceled," make appropriate entries in the DTC Agent's records and destroy such canceled Global Security in accordance with the terms of the applicable Indenture and deliver a certificate of destruction to the Company.
                                        Notwithstanding the foregoing, if the
                                        Global Securities to be exchanged exceed
                                        $400,000,000 in aggregate principal
                                        amount, one Global Security will be
                                        authenticated and issued to represent
                                        each $400,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see " Denominations" below).


Maturities:                             Each Book-Entry Note will mature on a
                                        date nine months or more after the
                                        issue date for such Note. A Floating
                                        Rate Book-Entry Note will mature only
                                        on an Interest Payment Date for such
                                        Note.

Denominations:                          Book-Entry Notes will be issued in
                                        principal amounts of $1,000 or any
                                        amount in excess thereof that is an
                                        integral multiple of $1,000. If
                                        Book-Entry Notes are denominated in a
                                        Specified Currency other than U.S.
                                        dollars, the denominations of such
                                        Notes will be determined pursuant to
                                        the provisions of the applicable
                                        Pricing Supplement. Global Securities
                                        will be denominated in principal
                                        amounts not in excess of $400,000,000
                                        (or the equivalent thereof). If one or
                                        more Book-Entry Notes having an
                                        aggregate principal amount in excess of
                                        $400,000,000 (or the equivalent
                                        thereof) would, but for the preceding
                                        sentence, be represented by a single
                                        Global Security, then one Global
                                        Security will be authenticated and
                                        issued to represent each $400,000,000
                                        principal amount (or the equivalent
                                        thereof) of such

                                        Book-Entry Note or Notes and an
                                        additional Global Security will be
                                        authenticated and issued to represent
                                        any remaining principal amount of such
                                        Book-Entry Note or Notes. In such a
                                        case, each of the Global Securities
                                        representing such Book-Entry Note or
                                        Notes shall be assigned the same CUSIP
                                        number.

Notice of Redemption Dates:             Each DTC Agent will, with respect to
                                        the Notes for which it is the Trustee,
                                        give notice to DTC prior to each
                                        Redemption Date (as specified in the
                                        Note) if any at the time and in the
                                        manner set forth in the applicable
                                        Letter of Representations.


Interest:                               General. Unless otherwise indicated in
                                        the applicable Pricing Supplement,
                                        interest, if any, on each Book-Entry
                                        Note will accrue from the Original
                                        Issue Date (or such other date on which
                                        interest otherwise begins to accrue (if
                                        different than the Original Issue
                                        Date)) of the Global Security
                                        representing such Book-Entry Note for
                                        the first interest period or the last
                                        date to which interest has been paid,
                                        if any, for each subsequent interest
                                        period, on the Global Security
                                        representing such Book-Entry Note, and
                                        will be calculated and paid in the
                                        manner and on the Interest Payment
                                        Dates described in such Book-Entry Note
                                        and in the Prospectus (as defined in
                                        the Distribution Agreement), as
                                        supplemented by the applicable Pricing
                                        Supplement. Unless otherwise specified,
                                        each payment of interest on a
                                        Book-Entry Note will include interest
                                        accrued to but excluding the Interest
                                        Payment Date; provided, that in the
                                        case of Floating Rate Notes that reset
                                        daily or weekly, interest payments will
                                        include interest accrued to but
                                        excluding the next preceding Regular
                                        Record Date, except that at stated
                                        Maturity, the interest payable will
                                        include interest accrued to, but
                                        excluding, the Maturity. Interest
                                        payable at the Maturity of a Book-Entry
                                        Note will be payable to the Person to
                                        whom the principal of such Note is
                                        payable. Standard & Poor's Corporation
                                        will use the information received in
                                        the pending deposit message described
                                        under Settlement Procedure "C" below in
                                        order to include the amount of any
                                        interest
                                        payable and certain other information
                                        regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's
                                        Corporation.


                                        Regular Record Dates. The Regular
                                        Record Date with respect to any
                                        Interest Payment Date for a Floating
                                        Rate Note, Fixed Rate Note or Indexed
                                        Rate Note shall be the date (whether or
                                        not a Business Day) fifteen calendar
                                        days immediately preceding such
                                        Interest Payment Date.


Payments of Principal and Interest:     Payment of Interest Only. Promptly
                                        after each Regular Record Date, the DTC
                                        Agent for each Global Security will
                                        deliver to the Company and DTC a
                                        written notice setting forth, by CUSIP
                                        number, the amount of interest to be
                                        paid on each Global Security on the
                                        following Interest Payment Date (other
                                        than an Interest Payment Date
                                        coinciding with Maturity) and the total
                                        of such amounts. DTC will confirm the
                                        amount payable on each Global Security
                                        on such Interest Payment Date by
                                        reference to the appropriate (daily or
                                        weekly) bond reports published by
                                        Standard & Poor's Corporation. The
                                        Company will pay to the Trustee for the
                                        Notes represented by such Global
                                        Security the total amount of interest
                                        due on such Interest Payment Date
                                        (other than at Maturity), and such
                                        Trustee will pay such amount to DTC, at
                                        the times and in the manner set forth
                                        below under "Manner of Payment." If any
                                        Interest Payment Date for a Book-Entry
                                        Note is not a Business Day, the payment
                                        due on such day shall be made on the
                                        next succeeding Business Day and no
                                        interest shall accrue as a result of
                                        such delayed payment. In the case of a
                                        Floating Rate Note that is a LIBOR note
                                        or a EURIBOR note (each as described in
                                        the Prospectus), if postponement to the
                                        next business day would cause the
                                        interest payment date to be in the next
                                        succeeding calendar month, the Interest
                                        Payment Date will instead be the
                                        immediately preceding Business Day.

                                        Payments at Maturity or Upon
                                        Redemption. On or about the first
                                        Business Day of each
                                        month, each DTC Agent will, with respect to the Global Securities for which it acts as DTC Agent, deliver to the Company, DTC and the applicable Trustee a written list of principal and interest to be paid on each Global Security maturing either at Maturity or on a Redemption Date in the following month. The DTC Agent for each Global Security, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or Redemption Date of such Global Security. On or before such Maturity or Redemption, the Company will pay to the Trustee for the Notes represented by such Global Security the principal amount or redemption price of such Global Security, together with interest due at such Maturity or redemption in the manner set forth below under "Manner of Payment." Such Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or Redemption Date. Promptly after payment to DTC of the principal and interest or redemption price due on the Maturity Date or Redemption Date of such Global Security, the Trustee for such Global Security will cancel and destroy such Global Security in accordance with the applicable Indenture and, if requested, deliver a certificate of destruction to the Company.


                                        Manner of Payment. The total amount of
                                        any principal and interest or
                                        redemption price due on Global
                                        Securities on any Interest Payment Date
                                        or at Maturity or upon redemption or
                                        repayment shall be paid by the Company
                                        to the Trustee for the Notes
                                        represented by such Global Security in
                                        immediately available funds no later
                                        than 9:30 A.M. (New York City time) on
                                        such date. The Company will make such
                                        payment on such Global Securities by
                                        instructing such Trustee to withdraw
                                        funds from an account maintained by the
                                        Company with the DTC Agent for the
                                        Notes represented by such Global
                                        Securities. The Company will confirm
                                        any such instructions in writing to
                                        such Trustee. Prior to 10 A.M. (New
                                        York City time) on the date of Maturity
                                        or as soon as possible thereafter, such
                                        Trustee will pay by separate wire
                                        transfer (using Fedwire message entry
                                        instructions in a form previously
                                        specified by DTC) to an account at the
                                        Federal Reserve previously specified by
                                        DTC, in funds available for immediate
                                        use by DTC, each payment of principal
                                        (together with interest thereon) due on
                                        a Global Security on such Maturity Date
                                        or Redemption Date. On each Interest
                                        Payment Date (other than at Maturity),
                                        interest payments shall be made to DTC,
                                        in same day funds, in accordance with
                                        existing arrangements between the
                                        relevant DTC Agent and DTC. On each
                                        such date, DTC will pay, in accordance
                                        with its SDFS operating procedures then
                                        in effect, such amounts in funds
                                        available for immediate use to the
                                        respective Participants in whose names
                                        the Book-Entry Notes represented by
                                        such Global Securities are recorded in
                                        the book-entry system maintained by
                                        DTC. None of the Company (as issuer or
                                        as paying agent), the Trustee or such
                                        DTC Agent shall have any direct
                                        responsibility or liability for the
                                        payment by DTC to such Participants of
                                        the principal of and interest on the
                                        Book-Entry Notes.


                                        If an issue of Notes is denominated in
                                        a currency other than the U.S. dollar,
                                        the Company will make payments of
                                        principal and any interest in the
                                        currency in which the Notes are
                                        denominated (the "foreign currency") or
                                        in U.S. dollars. DTC has elected to
                                        have all such payments of principal and
                                        interest in U.S. dollars unless
                                        notified by any of its Participants
                                        through which an interest in the Notes
                                        is held that it elects, in accordance
                                        with and to the extent permitted by the
                                        applicable Pricing Supplement and the
                                        Note, to receive such payment of
                                        principal or interest in the foreign
                                        currency. On or prior to the third
                                        Business Day after the record date for
                                        payment of interest and twelve days
                                        prior to the date for payment of
                                        principal, such Participant shall
                                        notify DTC of (i) its election to
                                        receive all, or the specified portion,
                                        of such payment in the foreign currency
                                        and (ii) its instructions for wire
                                        transfer of such payment to a foreign
                                        currency account.

                                        DTC will notify the applicable Trustee
                                        on or prior to the fifth Business Day
                                        after the record date for payment of
                                        interest and ten days prior to the date
                                        for payment of principal of the portion
                                        of such payment to be received in the
                                        foreign currency and the applicable
                                        wire transfer instructions, and the
                                        applicable Trustee shall use such
                                        instructions to pay the Participants
                                        directly. If DTC does not so notify the
                                        applicable Trustee, it is understood
                                        that only U.S. dollar payments are to
                                        be made. The applicable Trustee shall
                                        notify DTC on or prior to the second
                                        Business Day prior to payment date of
                                        the conversion rate to be used and the
                                        resulting U.S. dollar amount to be paid
                                        per $1,000 face amount. In the event
                                        that the applicable Trustee's quotation
                                        to convert the foreign currency into
                                        U.S. dollars is not available, the
                                        applicable Trustee shall notify DTC's
                                        Dividend Department that the entire
                                        payment is to be made in the foreign
                                        currency. In such event, DTC will ask
                                        its Participants for payment
                                        instructions and forward such
                                        instructions to the applicable Trustee
                                        and the applicable Trustee shall use
                                        such instructions to pay the
                                        Participants directly.


                                        Withholding Taxes. The amount of any
                                        taxes required under applicable law to
                                        be withheld from any interest or
                                        principal or redemption payment on a
                                        Book-Entry Note will be determined and
                                        withheld by the Participant, indirect
                                        participant in DTC or other Person
                                        responsible for forwarding payments and
                                        materials directly to the beneficial
                                        owner of such Note.

Procedures upon Company's               Company Notice to Trustee regarding
Exercise of Optional Reset or           Exercise of Optional Reset. Not less
                                        than 45

Optional Extension of Maturity:         or more than 60 days before an
                                        Optional Reset Date as set forth in a
                                        Book-Entry Note, the Company will notify the Trustee for such Book-Entry Note whether it is exercising its option to reset the interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note during the period from such Optional Reset Date to the next Optional Reset Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset
                                        Date, to the Stated Maturity of such
                                        Book-Entry Note (the "Subsequent
                                        Interest Period"); and (ii) the
                                        provisions, if any, for redemption of
                                        such Book-Entry Note during such
                                        Subsequent Interest Period, including
                                        the date or dates on which or the
                                        period or periods during which such
                                        redemption may occur during such
                                        Subsequent Interest Period.

                                        Company Notice to Trustee regarding
                                        Exercise of Optional Extension of
                                        Maturity. If the Company elects to
                                        exercise an option, as set forth in a
                                        Book-Entry Note, to extend the Stated
                                        Maturity of such Note, it will so notify the Trustee for such Book-Entry Note no less than 45 or more than 60 days before the Stated Maturity of such Book-Entry Note, and will further indicate (i) the new Stated Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                        Trustee Notice to DTC regarding
                                        Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will deliver a notice to DTC not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall identify such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                                        Trustee Notice to Company regarding
                                        Option to be Repaid. If, after receipt
                                        of either a Reset Notice or an Extension
                                        Notice, DTC exercises the option for
                                        repayment by tendering the Global
                                        Security representing the Book-Entry
                                        Note to be repaid as set forth in such
                                        Note, the Trustee for such Book-Entry
                                        Note shall give notice to the Company
                                        not less than 22 days before the
                                        Optional Reset Date or the old Stated
                                        Maturity, as the case may be, of the
                                        principal amount of Book-Entry Notes to
                                        be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.


                                        Company Notice regarding New Interest
                                        Rate or New Spread or Spread Multiplier.
                                        If the Company elects to revoke the
                                        interest rate or Spread or Spread
                                        Multiplier provided for in the Reset
                                        Notice and establish a higher interest
                                        rate or Spread or Spread Multiplier for
                                        an Optional Reset Period or extension
                                        period, as the case may be, it shall,
                                        not less than 20 days before such
                                        Optional Reset Date or old Stated
                                        Maturity, so notify the Trustee for the
                                        affected Book-Entry Note. The Trustee
                                        will immediately thereafter notify DTC
                                        of the new interest rate or Spread or
                                        Spread Multiplier applicable to such
                                        Book-Entry Note.


                                        Trustee Notice to Company regarding DTC
                                        Revocation of Option to be Repaid. If,
                                        after DTC has tendered any Book-Entry
                                        Notes for repayment pursuant to an
                                        Extension Notice or an Reset Notice, DTC then revokes such tender for repayment, the Trustee for such Book-Entry Notes shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.


                                        Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.


Procedures upon Company's               Company Notice to Trustee regarding
Exercise of Optional                    Exercise of Optional Redemption.  At
Redemption:                             least 45 days prior to the date on
                                        which it intends to redeem a Book-Entry
                                        Note, the Company will notify the
                                        Trustee for such Book-Entry Note that
                                        it is exercising such option with
                                        respect to such Book-Entry Note on such
                                        date and the redemption price of such
                                        Book-Entry Notes.

                                        Trustee Notice to DTC regarding
                                        Company's Exercise of Optional
                                        Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee will, at least 30 days before the Redemption Date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.


                                        Deposit of Redemption Price. On or
                                        before any Redemption Date, the Company
                                        shall deposit with such Trustee an
                                        amount of money sufficient to pay the
                                        redemption price, plus interest accrued
                                        to such Redemption Date, for all the
                                        Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such Redemption Date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.




Payments of Principal                   Trustee Notice to Company of Option to
and Interest Upon                       be Repaid.  Upon receipt of notice of
Exercise of Optional                    exercise of the option for repayment
Repayment (Except                       and the Global Securities representing
Pursuant to                             the Book-Entry Notes so to be repaid as
Company's Exercise                      set forth in such Notes, the Trustee
of Optional Reset or                    for such Book-Entry Notes shall (unless
Optional Extension):                    such notice was received pursuant to
                                        the Company's exercise of an optional
                                        reset or an optional extension of
                                        maturity, in each of which cases the
                                        relevant procedures set forth above are
                                        to be followed) give notice to the

                                        Company not less than 20 days prior to
                                        each Optional Repayment Date of such
                                        Optional Repayment Date and of the
                                        principal amount of Book-Entry Notes to
                                        be repaid on such Optional Repayment
                                        Date.

                                        Deposit of Repayment Price. On or prior
                                        to any Optional Repayment Date, the
                                        Company shall deposit with such Trustee
                                        an amount of money sufficient to pay
                                        the optional repayment price, and
                                        accrued interest thereon to such date,
                                        of all the Book-Entry Notes or portions
                                        thereof which are to be repaid on such
                                        date. Such Trustee will use such money
                                        to repay such Book-Entry Notes pursuant
                                        to the terms set forth in such Notes.


Procedure for Rate                      The Company and the Agent will discuss
Setting and Posting:                    from time to time the aggregate
                                        principal amount of, the issuance price
                                        of, and the interest rates to be borne
                                        by, Book-Entry Notes that may be sold
                                        as a result of the solicitation of
                                        orders by the Agent. If the Company
                                        decides to set prices of, and rates
                                        borne by, any Book-Entry Notes in
                                        respect of which the Agent is to
                                        solicit orders (the setting of such
                                        prices and rates to be referred to
                                        herein as "posting") or if the Company
                                        decides to change prices or rates
                                        previously posted by it, it will
                                        promptly advise the Agent of the prices
                                        and rates to be posted.


Acceptance and Rejection of Orders:     Unless otherwise instructed by the
                                        Company, the Agent will advise the
                                        Company promptly by telephone of all
                                        orders to purchase Book-Entry Notes
                                        received by the Agent, other than those
                                        rejected by it in whole or in part in
                                        the reasonable exercise of its
                                        discretion. Unless otherwise agreed by
                                        the Company and the Agent, the Company
                                        has the right to accept orders to
                                        purchase Book-Entry Notes and may
                                        reject any such orders in whole or in
                                        part.

Preparation of Pricing Supplement:      If any order to purchase a Book-Entry
                                        Note is accepted by or on behalf of the
                                        Company, the Company will prepare a
                                        pricing supplement (a "Pricing
                                        Supplement") reflecting the terms of
                                        such Book-Entry Note, will file one
                                        copy
                                        thereof by electronic submission with
                                        the Commission in accordance with the
                                        applicable paragraph of Rule 424(b)
                                        under the Act, will deliver such number
                                        of copies thereof to the Agent as the
                                        Agent shall request and will, on the
                                        Agent's behalf, file three copies of
                                        such Pricing Supplement with the
                                        National Association of Securities
                                        Dealers, Inc. (the "NASD"). The Agent
                                        will cause a Prospectus and such Pricing
                                        Supplement to be delivered to the
                                        purchaser of such Book-Entry Note.

                                        In each instance that a Pricing
                                        Supplement is prepared, the Agent will
                                        affix the Pricing Supplement to
                                        Prospectuses prior to their use.
                                        Outdated Pricing Supplements and the
                                        Prospectuses to which they are attached
                                        (other than those retained for files),
                                        will be destroyed.


                                        Copies of the appropriate number of
                                        Pricing Supplements shall be delivered
                                        to the Agent at the following address
                                        by 11:00 A.M., New York City time, on
                                        the Business Day following the
                                        acceptance of an offer by or on behalf
                                        of the Company: to Salomon Smith Barney
                                        Inc., 7 World Trade Center, New York,
                                        New York 10048 (with a copy transmitted
                                        by telecopy to (212) 783-2274,
                                        Attention: Medium Term Note
                                        Department).

Suspension of                           Subject to the Company's
Solicitation:                           representations, warranties and
Amendment or                            covenants contained in the Distribution
Supplement:                             Agreement, the Company may instruct the
                                        Agent to suspend at any time, for any
                                        period of time or permanently, the
                                        solicitation of orders to purchase
                                        Book-Entry Notes. Upon receipt of
                                        Amendment or such instructions, the
                                        Agent will forthwith suspend
                                        solicitation until such time as the
                                        Company has advised it such
                                        solicitation may be resumed.

                                        In the event that at the time the
                                        Company suspends solicitation of
                                        purchases there shall be any orders
                                        outstanding for settlement, the Company
                                        will promptly advise the Agent, the
                                        Trustees and the DTC Agents whether
                                        such orders may be settled and whether
                                        copies of
                                        the Prospectus as in effect at the time
                                        of the suspension, together with the
                                        appropriate Pricing Supplement, may be
                                        delivered in connection with the
                                        settlement of such orders. The Company
                                        will have the sole responsibility for
                                        such decision and for any arrangements
                                        that may be made in the event that the
                                        Company determines that such orders may
                                        not be settled or that copies of such
                                        Prospectus may not be so delivered.


Delivery of                             A copy of the Prospectus and a Pricing
Prospectus:                             Supplement relating to a Book-Entry
                                        Note must accompany or precede the
                                        earliest of any written offer of such
                                        Book-Entry Note, confirmation of the
                                        purchase of such Book-Entry Note and
                                        payment for such Book-Entry Note by its
                                        purchaser. If notice of a change in the
                                        terms of the Book-Entry Notes is
                                        received by the Agent between the time
                                        an order for a Book-Entry Note is
                                        placed and the time written
                                        confirmation thereof is sent by the
                                        Agent to a customer or his agent, such
                                        confirmation shall be accompanied by a
                                        Prospectus and Pricing Supplement
                                        setting forth the terms in effect when
                                        the order was placed. The Agent will
                                        deliver a Prospectus and Pricing
                                        Supplement as herein described with
                                        respect to each Book-Entry Note sold by
                                        it. The Company will make such delivery
                                        if such Book-Entry Note is sold
                                        directly by the Company to a purchaser
                                        (other than the Agent).


Confirmation:                           For each order to purchase a Book-Entry
                                        Note solicited by the Agent and
                                        accepted by or on behalf of the
                                        Company, the Agent will issue a
                                        confirmation to the purchaser, with a
                                        copy to the Company, setting forth the
                                        details set forth above and delivery
                                        and payment instructions.

Settlement:                             The receipt by the Company of
                                        immediately available funds in payment
                                        for a Book-Entry Note and the
                                        authentication and issuance of the
                                        Global Security representing such
                                        Book-Entry Note shall constitute
                                        "settlement" with respect to such
                                        Book-Entry Note, and the date of such
                                        settlement, the "Settlement

                                        Date." All orders accepted by the
                                        Company will be settled on the third
                                        Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the Business Day next succeeding the date of sale.

Settlement                              Settlement Procedures with regard to
Procedures:                             each Book-Entry Note sold by the Company
                                        to or through the Agent, except
                                        pursuant to a Terms Agreement, shall be
                                        as follows:



                                        A.    The Agent will advise the Company
                                              by telephone (or by facsimile or
                                              other acceptable written means)
                                              that such Note is a Book-Entry
                                              Note and of the following
                                              settlement information:

                                            1. Principal or face amount.

                                            2.  Series.

                                            3.  Stated Maturity.

                                            4.  In the case of a Fixed Rate
                                        Book-Entry Note, the interest rate
                                        and reset, redemption, repayment
                                        and extension provisions (if any) or,
                                        in the case of a Floating Rate
                                        Book-Entry Note, the Base Rate,
                                        Initial Interest Rate (if known at
                                        such time), Interest Reset Period,
                                        Interest Reset Dates, Index Maturity,
                                        Spread and/or Spread Multiplier (if
                                        any), Minimum Interest Rate (if any),
                                        Maximum Interest Rate (if any) and
                                        reset, redemption, repayment and
                                        extension provisions (if any).

                                            5.  Interest Payment Dates and the
                                        Interest Payment Period.

                                            6.  Amortization provisions, if any.

                                            7.  Settlement date and Issue Date,
                                        if different.

                                            8.  Specified currency.

                                             9.  Denominated currency, Indexed
                                        Currency, Base Exchange Rate, and the
                                        Determination Date, if applicable.

                                             10. Price.

                                             11. Agent's commission, determined
                                        as provided in the Distribution
                                        Agreement.

                                             12. Whether such Book-Entry Note is
                                        an OID Note and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

                                             13. Any other terms necessary to
                                        describe the Book-Entry Note.

                                        B.   The Company will advise the
                                        relevant DTC Agent by telephone
                                        (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of the information set forth in Settlement Procedure "A" above. Each such communication by the Company shall constitute a representation and warranty by the Company to the DTC Agent for such Note, the Trustee for such Note and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture for such Note. The DTC Agent will then assign a CUSIP number to the Global Security representing such Book-Entry Note and notify the Agent and the Company by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of such CUSIP number as soon as practicable.

                                        C.   Such DTC Agent will enter a pending
                                        deposit message through DTC's
                                        Participant Terminal System providing
                                        the following settlement information to
                                        DTC Standard & Poor's Corporation,
                                        Interactive Data Corporation, the Agent
                                             and, upon request, the Trustee for
                                             such Notes:

                                             1.  The information set forth in
                                        Settlement Procedure "A."

                                             2.  Identification as a Fixed Rate
                                        Book-Entry Note or a Floating Rate
                                        Book-Entry Note.

                                             3.  The Initial Interest Payment
                                        Date for such Book-Entry Note, number of days by which such date succeeds the related Regular Record Date and amount of interest payable on such Interest Payment Date.

                                             4.  The Interest Payment Period.

                                             5.  The CUSIP number of the Global
                                        Security representing such Book-Entry
                                        Note.

                                             6.  The participant account numbers
                                        maintained by DTC on behalf of the
                                        Trustee and the Agent.

                                             7.  Whether such Global Security
                                        will represent any other Book-Entry Note
                                        (to the extent known at such time).

                                        D.   To the extent the Company has not
                                        already done so, the Company will
                                        deliver to the Trustee for such Notes a
                                        Global Security in a form that has been
                                        approved by the Company, the Agent and
                                        the Trustee.

                                        E.   The Trustee will complete such
                                        Book-Entry Note, stamp the appropriate
                                        legend, as instructed by DTC, if not
                                        already set forth thereon, and
                                        authenticate the Global Security
                                        representing such Book-Entry Note.

                                        F.   DTC will credit such Book-Entry
                                        Note to such DTC Agent's participant
                                        account at DTC.

                                        G.   Such DTC Agent will enter an SDFS
                                        deliver order through DTC's Participant

                                             Terminal System instructing DTC to
                                             (i) debit such Book-Entry Note to
                                             such DTC Agent's participant
                                             account and credit such Book-Entry
                                             Note to the Agent's participant
                                             account and (ii) debit the Agent's
                                             settlement account and credit such
                                             DTC Agent's settlement account for
                                             an amount equal to the price of
                                             such Book-Entry Note less the
                                             Agent's commission. The entry of
                                             such a deliver order shall
                                             constitute a representation and
                                             warranty by such DTC Agent to DTC
                                             that (i) the Global Security
                                             representing such Book-Entry Note
                                             has been issued and authenticated
                                             and (ii) such DTC Agent is holding
                                             such Global Security pursuant to
                                             the Medium Term Note Certificate
                                             Agreement between such DTC Agent
                                             and DTC.

                                        H.   Unless the Agent is purchasing such
                                             Note as principal, the Agent will
                                             enter an SDFS deliver order through
                                             DTC's Participant Terminal System
                                             instructing DTC (i) to debit such
                                             Book-Entry Note to the Agent's
                                             participant account and credit such
                                             Book-Entry Note to the participant
                                             accounts of the Participants with
                                             respect to such Book-Entry Note and
                                             (ii) to debit the settlement
                                             accounts of such Participants and
                                             credit the settlement account of
                                             the Agent for an amount equal to
                                             the price of such Book-Entry Note.

                                        I.   Transfers of funds in accordance
                                             with SDFS deliver orders described
                                             in Settlement Procedures "G" and
                                             "H" will be settled in accordance
                                             with SDFS operating procedures in
                                             effect on the settlement date.

                                        J.   Such DTC Agent will, upon receipt
                                             of funds from the Agent in
                                             accordance with Settlement
                                             Procedure "G," credit to an account
                                             of the Company maintained at such
                                             DTC Agent funds available for
                                             immediate use in the
                                             amount transferred to such DTC
                                             Agent in accordance with Settlement
                                             Procedure "G."

                                        K.   Unless the Agent is purchasing such
                                             Book-Entry Note as principal, the
                                             Agent will confirm the purchase of
                                             such Book-Entry Note to the
                                             purchaser either by transmitting to
                                             the Participants with respect to
                                             such Book-Entry Note a confirmation
                                             order or orders through DTC's
                                             institutional delivery system or by
                                             mailing a written confirmation to
                                             such purchaser.

                                        L.   Monthly, each DTC Agent will send
                                             to the Company a statement setting
                                             forth the principal amount of
                                             Registered Notes Outstanding as of
                                             the date of such statement and
                                             setting forth a brief description
                                             of any sales of which the Company
                                             has advised such DTC Agent but
                                             which have not yet been settled.

Settlement Procedures                   For sales by the Company of Book-Entry
Timetable:                              Notes solicited by the Agent and
                                        accepted by the Company (except pursuant to a Terms Agreement) for settlement on the first Business Day after the sale date, Settlement Procedures "A" through
                                        "K" set forth above shall be completed
                                        as soon as possible but not later than
                                        the respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure            Time

                                             A     11:00 A.M. on the sale date
                                             B     12:00 Noon on the sale date
                                             C     2:00 P.M. on the sale date
                                             D     3:00 P.M. on the day before
                                                   settlement
                                             E     9:00 A.M. on settlement date
                                             F     10:00 A.M. on settlement date
                                             G-H   2:00 P.M. on settlement date
                                             I     4:45 P.M. on settlement date
                                             J-K   5:00 P.M. on settlement date

                                        If a sale is to be settled more than one
                                        Business Day after the sale date,
                                        Settlement Procedures "A," "B" and "C"
                                        shall be completed as soon as
                                        practicable but no later than 11:00
                                        A.M., 12:00 Noon and 2:00 P.M.,
                                        respectively on the first Business Day
                                        after the sale date. If the Initial
                                        Interest Rate for a Floating Rate
                                        Book-Entry Note has not been determined
                                        at the time that Settlement Procedure
                                        "A" is completed, Settlement Procedures
                                        "B" and "C" shall be completed as soon
                                        as such rate has been determined but no
                                        later than 12:00 Noon and 2:00 P.M.,
                                        respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                        If settlement of a Book-Entry Note is
                                        rescheduled or canceled, the DTC Agent
                                        for such Book-Entry Notes after
                                        receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:                      If settlement of a Book-Entry Note is
                                        rescheduled and the DTC Agent for such
                                        Note has not entered an SDFS deliver
                                        order with respect to a Book-Entry Note
                                        pursuant to Settlement Procedure "G,"
                                        after receiving notice from the Company
                                        or the Agent, such DTC Agent shall
                                        deliver to DTC, through DTC's
                                        Participant Terminal System, as soon as
                                        practicable, a withdrawal message
                                        instructing DTC to debit such Book-Entry
                                        Note to such DTC Agent's participant
                                        account. DTC will process the withdrawal message, provided that such DTC Agent's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee for the Notes represented by such Global
                                        Security will mark such Global Security
                                        "canceled," make appropriate entries in
                                        such Trustee's records and destroy the
                                        canceled Global Security in accordance
                                        with the applicable Indenture and, if
                                        requested, deliver a certificate of
                                        destruction to the Company. The CUSIP
                                        number assigned to such Global Security
                                        shall, in accordance with CUSIP Service
                                        Bureau procedures, be canceled and not
                                        immediately reassigned. If a withdrawal
                                        message is processed with respect to one or more, but not all, of the Book-Entry
                                        Notes represented by a Global Security,
                                        the DTC Agent for such Book-Entry Notes
                                        will exchange such Global Security for
                                        two Global Securities, one of which
                                        shall represent such Book-Entry Notes
                                        and shall be canceled immediately after
                                        issuance and the other of which shall
                                        represent the other Book-Entry Notes
                                        previously represented by the
                                        surrendered Global Security and shall
                                        bear the CUSIP number of the surrendered
                                        Global Security.

                                        If the purchase price for any Book-Entry
                                        Note is not timely paid to the
                                        Participants with respect to such Note
                                        by the beneficial purchaser thereof (or
                                        a Person, including an indirect
                                        participant in DTC, acting on behalf of
                                        such purchaser), such Participants and,
                                        in turn, the Presenting Agent may enter
                                        SDFS deliver orders through DTC's
                                        Participant Terminal System reversing
                                        the orders entered pursuant to
                                        Settlement Procedures "H" and "G,"
                                        respectively. Thereafter, the DTC Agent
                                        for such Book-Entry Note will deliver
                                        the withdrawal message and take the
                                        related actions described in the
                                        preceding paragraph. If such failure
                                        shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent for the loss of the use of the funds during the period when they were credited to the account of the Company.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect. In
                                        the event of a failure to settle with
                                        respect to one or more, but not all, of
                                        the Book-Entry Notes to have been
                                        represented by a Global Security, the
                                        DTC Agent for such Book-Entry Note or
                                        Notes will provide, in accordance with
                                        Settlement Procedures "E" and "G," for
                                        the authentication and issuance of a
                                        Global Security representing the other
                                        Book-Entry Notes, which have not failed
                                        to settle, to have been represented by
                                        such Global Security and will make
                                        appropriate entries in its records.

Trustees Not to Risk Funds:             Nothing herein shall be deemed to
                                        require either Trustee to risk or expend its own funds in connection with any payment to the Company, DTC, the Agent or the purchaser, it being understood by all parties that payments made by either
                                        Trustee to the Company, DTC, the Agent
                                        or the purchaser shall be made only to
                                        the extent that funds are provided to
                                        such Trustee for such purpose.

Authenticity of                         The Company will cause each of the
Signatures:                             Trustees to furnish the Agent from time
                                        to time with the specimen signatures of
                                        each of such Trustee's officers,
                                        employees or agents who has been
                                        authorized by such Trustee to
                                        authenticate Book-Entry Notes, but the
                                        Agent will not have any obligation or
                                        liability to the Company or the Trustee
                                        in respect of the authenticity of the
                                        signature of any officer, employee or
                                        agent of the Company or the Trustee on
                                        any Book-Entry Note.

Payment of                              The Agent shall forward to the Company,
Expenses:                               on a monthly basis, a statement of the
                                        out-of-pocket expenses incurred by such
                                        Agent during that month that are
                                        reimbursable to it pursuant to the terms of the Distribution Agreement. The
                                        Company will remit payment to the Agent
                                        currently on a monthly basis.

Advertising                             The Company will determine with the
Costs:                                  Agent the amount of advertising that may
                                        be appropriate in soliciting offers to
                                        purchase the Book-Entry Notes.
                                        Advertising expenses will be paid by the Company.

                                     PART II

                Administrative Procedures for Certificated Notes

      Each Trustee will serve as registrar and transfer agent in connection with the Certificated Notes for which it serves as Trustee.

Issuance:                               Each Certificated Note will be dated and
                                        issued as of the date of its
                                        authentication by the applicable
                                        Trustee. Each Certificated Note will
                                        bear an Original Issue Date, which will
                                        be (i) with respect to an original
                                        Certificated Note (or any portion
                                        thereof), its original issuance date
                                        (which will be the settlement date) and
                                        (ii) with respect to any Certificated
                                        Note (or portion thereof) issued
                                        subsequently upon transfer or exchange
                                        of a Certificated Note or in lieu of a
                                        destroyed, lost or stolen Certificated
                                        Note, the Original Issue Date of the
                                        predecessor Certificated Note,
                                        regardless of the date of authentication of such subsequently issued Certificated
                                        Note.

Registration:                           Certificated Notes will be issued only
                                        in fully registered form without
                                        coupons.

Maturities:                             Each Certificated Note will mature on a
                                        date nine months or more after the issue date for such Note. A Floating Rate
                                        Certificated Note will mature only on an Interest Payment Date for such Note.

Currency:                               The Specified Currency for a
                                        Certificated Note shall be as set forth
                                        therein and in the applicable Pricing
                                        Supplement.

Denominations:                          The denomination of any Certificated
                                        Note denominated in U.S. dollars will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in a Specified Currency other than U.S. dollars shall be determined as set forth in the applicable Pricing Supplement.

Interest:                               General. Unless otherwise indicated in
                                        the applicable Pricing Supplement,
                                        interest, if any, on each Certificated
                                        Note will accrue from the

                                        Original Issue Date (or such other date
                                        on which interest otherwise begins to
                                        accrue (if different from the Original
                                        Issue Date)) of such Note for the first
                                        interest period or the last date to
                                        which interest has been paid, if any,
                                        for each subsequent interest period, on
                                        such Note, and will be calculated and
                                        paid in the manner and on the dates
                                        described in such Note and in the
                                        Prospectus, as supplemented by the
                                        applicable Pricing Supplement. Unless
                                        otherwise specified therein, each
                                        payment of interest on a Certificated
                                        Note will include interest accrued to
                                        but excluding the Interest Payment Date
                                        (provided that, in the case of
                                        Certificated Notes which reset daily or
                                        weekly, interest payments will include
                                        accrued interest to and including the
                                        next preceding Regular Record Date),
                                        except that at Stated Maturity, the
                                        interest payable will include interest
                                        accrued to, but excluding, the stated
                                        Maturity (other than a Maturity of a
                                        Fixed Rate Certificated Note occurring
                                        on the 31st day of a month, in which
                                        case such payment of interest will
                                        include interest accrued to but
                                        excluding the 30th day of such month).

                                        Regular Record Dates. The Regular Record
                                        Dates with respect to any Interest
                                        Payment Date for a Fixed Rate Note,
                                        Floating Rate Note or Indexed Rate Note
                                        shall be the date (whether or not a
                                        Business Day) fifteen calendar days
                                        immediately preceding such Interest
                                        Payment Date.

Payments of                             The applicable Trustee will pay the
Interest:                               principal amount of each Certificated
                                        Note at Maturity or upon redemption upon presentation and surrender of such Note to such Trustee. Such payment, together with payment of interest due at Maturity or upon redemption of such Note, will be made in funds available for immediate use by such Trustee and in turn by the holder of such Note. Certificated Notes presented to such Trustee at Maturity or upon redemption for payment will be canceled and destroyed by such Trustee, and a certificate of destruction will be delivered to the Company. All interest payments on a Certificated Note (other than interest due at Maturity or upon redemption) will be made by check drawn on such Trustee (or another person appointed by such Trustee) and mailed by such Trustee to the person entitled thereto as provided in such Note and the applicable
                                        Indenture; provided, however, that any
                                        holder of $10,000,000 or more of Notes
                                        having the same Interest Payment Dates
                                        will, upon written request prior to the
                                        Regular Record Date in respect of an
                                        Interest Payment Date, be entitled to
                                        receive payment by wire transfer of
                                        immediately available funds. Following
                                        each Regular Record Date, such Trustee
                                        will furnish the Company with a list of
                                        interest payments to be made on the
                                        following Interest Payment Date for each Certificated Note and in total for all Certificated Notes. Interest at Maturity or upon redemption will be payable to the person to whom the payment of principal is payable. Such Trustee will provide monthly to the Company lists of principal and interest, to the extent ascertainable, to be paid on
                                        Certificated Notes maturing or to be
                                        redeemed in the next month.

                                        Withholding Taxes. The amount of any
                                        taxes required under applicable law to
                                        be withheld from any interest payment on a Certificated Note will be determined and withheld by such Trustee.

                                        The Company will be responsible for
                                        withholding taxes on interest paid on
                                        Certificated Notes as required by
                                        applicable law.

                                        If any Interest Payment Date for or the
                                        Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on account of such delayed payment. In the case of a Floating Rate Note that is a LIBOR note or a EURIBOR note (each as described in the Prospectus), if postponement to the next business day would cause the interest payment date to be in the next succeeding calendar month, the Interest Payment Date will instead be the immediately preceding Business Day.

Procedure for Rate                      The Company and the Agent will discuss
Setting and Posting:                    from time to time the aggregate
                                        principal amount of, the issuance price
                                        of, and the interest rates to be borne
                                        by, Notes that may be sold as a result
                                        of the solicitation of orders by the
                                        Agent. If the Company decides to set
                                        prices of, and rates borne by, any Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and                          Unless otherwise instructed by the
Rejection of Orders:                    Company, the Agent will advise the
                                        Company promptly by telephone of all
                                        orders to purchase Certificated Notes
                                        received by the Agent, other than those
                                        rejected by it in whole or in part in
                                        the reasonable exercise of its
                                        discretion. Unless otherwise agreed by
                                        the Company and the Agent, the Company
                                        has the sole right to accept orders to
                                        purchase Certificated Notes and may
                                        reject any such orders in whole or in
                                        part. Before accepting any order to
                                        purchase a Certificated Note to be
                                        settled in less than three Business
                                        Days, the Company shall verify that the
                                        Trustee for such Certificated Note will
                                        have adequate time to prepare and
                                        authenticate such Note.

Preparation of Pricing                  If any order to purchase a Certificated
Supplement:                             Note is accepted by or on behalf of the
                                        Company, the Company will prepare a
                                        Pricing Supplement reflecting the terms
                                        of such Certificated Note, will file one copy thereof by electronic submission with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agent as the Agent shall request and will, on the Agent's behalf, file three copies of the Pricing Supplement with the NASD. The
                                        Agent will cause a Prospectus and
                                        Pricing Supplement to be delivered to
                                        the purchaser of such Certificated Note.

                                        Copies of the appropriate number of
                                        Pricing Supplements shall be delivered
                                        to the Agent at the following addresses
                                        by 11:00 A.M., New

                                        York City time, on the Business Day
                                        following the acceptance of an offer by
                                        or on behalf of the Company: Salomon
                                        Smith Barney Inc., 7 World Trade Center,
                                        New York, New York 10048 (with a copy
                                        transmitted by telecopy to (212)
                                        783-2274, Attention: Medium Term Note
                                        Department).

                                        In each instance that a Pricing
                                        Supplement is prepared, the Presenting
                                        Agent will affix the Pricing Supplement
                                        to Prospectuses prior to their use.
                                        Outdated Pricing Supplements and the
                                        Prospectuses to which they are attached
                                        (other than those retained for files),
                                        will be destroyed.

Suspension of                           Subject to the Company's
Solicitation;                           representations, warranties and
Amendment or                            covenants contained in the Distribution
Supplement:                             Agreement, the Company may instruct the
                                        Agent to suspend at any time for any
                                        period of time or permanently, the
                                        solicitation of orders to purchase
                                        Certificated Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised it that such solicitation may be resumed.

                                        In the event that at the time the
                                        Company suspends solicitation of
                                        purchases there shall be any orders
                                        outstanding for settlement, the Company
                                        will promptly advise the Agent and the
                                        Trustees whether such orders may be
                                        settled and whether copies of the
                                        Prospectus as in effect at the time of
                                        the suspension, together with the
                                        appropriate Pricing Supplement, may be
                                        delivered in connection with the
                                        settlement of such orders. The Company
                                        will have the sole responsibility for
                                        such decision and for any arrangements
                                        that may be made in the event that the
                                        Company determines that such orders may
                                        not be settled or that copies of such
                                        Prospectus may not be so delivered.

Delivery of                             A copy of the Prospectus and a Pricing
Prospectus:                             Supplement relating to a Certificated
                                        Note must accompany or precede the
                                        earliest of any written offer of such
                                        Certificated Note, confirmation of the
                                        purchase of such Certificated Note and
                                        pay-
                                        ment for such Certificated Note by its
                                        purchaser. If notice of a change in the
                                        terms of the Certificated Notes is
                                        received by the Agent between the time
                                        an order for a Certificated Note is
                                        placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The
                                        Company will make such delivery if such
                                        Certificated Note is sold directly by
                                        the Company to a purchaser (other than
                                        the Agent).

Confirmation:                           For each order to purchase a
                                        Certificated Note solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                             The receipt by the Company of
                                        immediately available funds in exchange
                                        for an authenticated Certificated Note
                                        delivered to the Agent and the Agent's
                                        delivery of such Certificated Note
                                        against receipt of immediately available funds shall, with respect to such Certificated Note, constitute
                                        "settlement." All orders accepted by the Company will be settled on the fifth
                                        Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

SettlementProcedures:                   Settlement Procedures with regard to
                                        each Certificated Note sold by the
                                        Company to or through the Agent, as
                                        agent (except pursuant to a Terms
                                        Agreement), shall be as follows:

                                        A.   The Agent will advise the Company
                                             by telephone (or by facsimile
                                             transmission or other acceptable
                                             written means) that such Note is a
                                             Certificated Note and of the
                                             following settlement information,
                                             in time for
                                             the Trustee for such Certificated
                                             Note to prepare and authenticate
                                             the required Note:

                                             1.  Name in which such Certificated
                                        Note is to be registered ("Registered
                                        Owner").

                                             2.  Address of the Registered Owner
                                        and address for payment of principal and interest.

                                             3.  Taxpayer identification number
                                        of the Registered Owner (if available).

                                             4.  Principal or face amount.

                                             5.  Series.

                                             6.  Stated Maturity.

                                             7.  In the case of a Fixed Rate
                                        Certificated Note, the Interest Rate and reset provisions (if any) or, in the case of a Floating Rate Certificated Note, the Base Rate, Initial Interest Rate (if known at such time), Interest Reset Period, Interest Reset Dates, Index Maturity, Spread and/or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any) and reset provisions (if any).

                                             8.  Interest Payment Dates and the
                                        Interest Payment Period.

                                             9.  Specified Currency.

                                             10. Denominated Currency, Indexed
                                        Currency, Base Exchange Rate and the
                                        Determination Date, if applicable.

                                             11. Redemption, repayment,
                                        amortization or extension provisions, if any.

                                             12. Settlement Date.

                                             13. Price (including currency).

                                             14. Agent's commission, if any,
                                        determined as provided in the
                                        Distribution Agreement.

                                             15. Whether such Certificated Note
                                        is an OID Note, and, if so, the total
                                        amount of OID and the yield to maturity.

                                             16. Any other terms necessary to
                                        describe the Certificated Note.

                                        B.   The Company will advise the
                                             relevant Trustee by telephone
                                             (confirmed in writing at any time
                                             on the sale date), written
                                             telecommunication or electronic
                                             transmission of the information set
                                             forth in Settlement Procedure "A"
                                             above and the name of the
                                             Presenting Agent.

                                        C.   The Company will deliver to the
                                             relevant Trustee a pre-printed
                                             four-ply packet for such
                                             Certificated Note, which packet
                                             will contain the following
                                             documents in forms that have been
                                             approved by the Company, the Agent
                                             and the Trustee:

                                             1.  Certificated Note with customer
                                        confirmation.

                                             2.  Stub One - For Trustee.

                                             3.  Stub Two - For Agent.

                                             4.  Stub Three - For the Company.

                                        D.   The Trustee will complete such
                                             Certificated Note and will
                                             authenticate such Certificated Note
                                             and deliver it (with the
                                             confirmation) and Stubs One and Two
                                             to the Agent, and the Agent will
                                             acknowledge receipt of the Note by
                                             stamping or otherwise marking Stub
                                             One and returning it to the
                                             Trustee. Such delivery will be made
                                             only against such acknowledgment of
                                             receipt and evidence that
                                             instructions have been given by the
                                             Agent for payment to such account
                                             as the Company shall have specified
                                             in funds available for immediate
                                             use, of an amount equal to the
                                             price of such Certificated Note
                                             less the Agent's commission. In the
                                             event that the instructions given
                                             by the Agent for pay-
                                             ment to the account of the Company
                                             are revoked, the Company will as
                                             promptly as possible wire transfer
                                             to the account of the Agent an
                                             amount of immediately available
                                             funds equal to the amount of such
                                             payment made.

                                         E.  Unless the Agent purchased the Note
                                             as principal, the Agent will
                                             deliver such Certificated Note
                                             (with the confirmation) to the
                                             customer against payment in
                                             immediately payable funds. The
                                             Agent will obtain the
                                             acknowledgment of receipt of such
                                             Certificated Note by retaining Stub
                                             Two.

                                         F.  The Trustee will send Stub Three to
                                             the Company by first-class mail.

Settlement                              For orders of Certificated Notes
Procedures                              solicited by the Agent, as agent, and
Timetable:                              accepted by the Company, Settlement
                                        Procedures "A" through "F" set forth
                                        above shall be completed on or before
                                        the respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure               Time

                                             A   2:00 P.M. on the day before
                                                 settlement
                                             B   On the day two Business Days
                                                 before settlement date.
                                             C   2:15 P.M. two Business Days
                                                 before settlement
                                             D   2:15 P.M. on settlement date
                                             E   3:00 P.M. on settlement date
                                             F   5:00 P.M. on settlement date

Procedures upon                         Company Notice to Trustee regarding
Company's Exercise                      Exercise of Optional Reset. Not less
of Optional Reset                       than 45 or more than 60 days before an
or Extension of                         Optional Reset Date as set forth in a
Maturity:                               Certificated Note, the Company will
                                        notify the Trustee for such Certificated
                                        Note whether it is exercising its option to reset the interest rate or Spread or

                                        Spread Multiplier, as the case may be,
                                        for such Certificated Note, and if so,
                                        (i) the new interest rate or Spread or
                                        Spread Multiplier, as the case may be,
                                        for such Certificated Note during the
                                        period from such Optional Reset Date to
                                        the next Optional Reset Date as set
                                        forth in such Certificated Note or, if
                                        there is no such next Optional Reset
                                        Date, to the Stated Maturity of such
                                        Certificated Note (the "Subsequent
                                        Interest Period"); and (ii) the
                                        provisions, if any, for redemption of
                                        such Certificated Note during such
                                        Subsequent Interest Period, including
                                        the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                                        Company Notice to Trustee regarding
                                        Exercise of Optional Extension of
                                        Maturity. If the Company elects to
                                        exercise an option, as set forth in a
                                        Certificated Note, to extend the Stated
                                        Maturity of such Note, it will so notify the Trustee for such Certificated Note not less than 45 or more than 60 days before the Stated Maturity of such Certificated Note, and will further indicate (i) the new Stated Maturity;
                                        (ii) the interest rate or Spread or
                                        Spread Multiplier, as the case may be,
                                        applicable to the extension period; and
                                        (iii) the provisions, if any, for
                                        redemption of such Certificated Note
                                        during such extension period, including
                                        the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                        Trustee Notice to Holders regarding
                                        Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Certificated Note will mail a notice, first class, postage prepaid, to the Holder of the Certificated Note not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                                        Trustee Notice to Company regarding
                                        Option to be Repaid. If, after receipt
                                        of either a Reset

                                        Notice or an Extension Notice, any
                                        Holder of a Certificated Note exercises
                                        the option for repayment by tendering
                                        the Certificated Note to be repaid as
                                        set forth in the Certificated Note, the
                                        Trustee for such Certificated Note shall give notice to the Company not less than 22 days before the Optional Reset Date, or the old Stated Maturity, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                                        Company Notice regarding New Interest
                                        Rate or New Spread or Spread Multiplier.
                                        If the Company elects to revoke the
                                        interest rate or Spread or Spread
                                        Multiplier and establish a higher
                                        interest rate or Spread or Spread
                                        Multiplier for an Optional Reset Period
                                        or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Certificated Note. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid, of the new higher interest rate or Spread or Spread Multiplier applicable to such Certificated Note.

                                        Trustee Notice to Company regarding
                                        Holder Revocation of Option to be
                                        Repaid. If, after the Holder of a
                                        Certificated Note has tendered such Note for repayment pursuant to an Extension Notice or a Reset Notice, such Holder revokes such tender for repayment, the Trustee for such Certificated Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                                        Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset

                                        Date, as the case may be, for all the
                                        Certificated Notes or portions thereof
                                        for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedures upon                         Company Notice to Trustee regarding
Company's Exercise                      Exercise of Optional Redemption. At
of Optional                             least 45 days prior to the date on which
Redemption:                             it intends to redeem a Certificated
                                        Note, the Company will notify the
                                        Trustee for such Certificated Note that
                                        it is exercising such option with
                                        respect to such Note on such date.

                                        Trustee Notice to Holders regarding
                                        Company's Exercise of Optional
                                        Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee for such Certificated Note will, at least 30 days before the Redemption Date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note, informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

Payments of Principal and               Trustee Notice to Company of Option to
Interest Upon Exercise of               be Repaid. Upon receipt of notice of
Optional Repayment (Except              exercise of the option for repayment and
Pursuant to Company's                   the Certificated Notes to be repaid as
Exercise of Optional Reset or           set forth in such Notes, the Trustee for
Optional Extension):                    such Certificated Notes shall (unless
                                        such notice was received pursuant to the Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above shall be followed) give notice to the Company not less than 20 days prior to each Optional
                                        Repayment Date of such Optional
                                        Repayment Date and of the principal
                                        amount of Certificated Notes to be
                                        repaid on such Optional Repayment Date.

Failure to Settle:                      If a purchaser fails to accept delivery
                                        of and make payment for any Certificated
                                        Note, the Agent will notify the Company
                                        and the applica-
                                        ble Trustee by telephone and return such Note to the applicable Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the Settlement Date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement with the Company, then the Company will reimburse the Agent or the applicable
                                        Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company.
                                        Immediately upon receipt of the
                                        Certificated Note in respect of which
                                        such failure occurred, the applicable
                                        Trustee will mark such Note "canceled,"
                                        make appropriate entries in the
                                        applicable Trustee's records and send
                                        such Note to the Company.

Trustees Not to Risk                    Nothing herein shall be deemed to
Funds:                                  require either Trustee to risk or expend
                                        its own funds in connection with any
                                        payment to the Company, the Agent or the purchaser, it being understood by all parties that payments made by either
                                        Trustee to the Company, the Agent or the purchaser shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of                         The Company will cause each Trustee to
Signatures:                             furnish the Agent from time to time with
                                        the specimen signatures of each of such
                                        Trustee's officers, employees or agents
                                        who has been authorized by such Trustee
                                        to authenticate Certificated Notes, but
                                        the Agent will not have any obligation
                                        or liability to the Company or a Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or a Trustee on any Certificated Note.

Payment of Expenses:                    The Agent shall forward to the Company,
                                        on a
                                        monthly basis, a statement of the
                                        out-of-pocket expenses incurred by the
                                        Agent during that month that are
                                        reimbursable to it pursuant to the terms of the Distribution Agreement. The
                                        Company will remit payment to the Agent
                                        currently on a monthly basis.

Advertising Costs:                      The Company will determine with the
                                        Agent the amount of advertising that may be appropriate in soliciting orders to purchase the Certificated Notes.
                                        Advertising expenses will be paid by the Company.

                                                                       Exhibit C

                  Opinion of the Deputy General Counsel of the Company

                                                                       Exhibit D

                        Opinion of Counsel for the Agent

                                                                       Exhibit E

                             Letter from Accountants

                                                                       Exhibit F

                       MEDIUM-TERM SENIOR NOTES, SERIES D
                    MEDIUM-TERM SUBORDINATED NOTES, SERIES D

                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE

                                   ----------

                           ADDITIONAL AGENTS AGREEMENT

                                   ----------

                                                              New York, New York

                                                              Dated as of

The Agent(s) Named in Schedule I Hereto

Ladies and Gentlemen:

         Reference is made to the Distribution Agreement (including the exhibits thereto), dated as of _____, 2000 (the "Distribution Agreement") between Citigroup Inc., a Delaware corporation ("Citigroup"), and Salomon Smith Barney Inc., as Agent, relating to the issue and sale from time to time of Citigroup's Medium-Term Senior Notes, Series D, Due Nine Months or More from the Date of Issue (the "Senior Notes") and Citigroup's Medium-Term Subordinated Notes, Series D, Due Nine Months or More from the Date of Issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). The Distribution Agreement has been attached hereto as Annex A.

         WHEREAS, Citigroup is permitted under the terms of the Distribution Agreement to enter into agreements similar to the Distribution Agreement with other parties; and

         WHEREAS, the Agent(s) named in Schedule I hereto (the "Agent(s)") and Citigroup wish to enter into an agreement, similar to the Distribution Agreement, appointing each Agent as an additional selling agent with respect to the Notes;

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, Citigroup hereby agrees that each Agent shall become an additional Agent with respect to the Notes and each Agent named herein hereby agrees to become an Agent with respect to the Notes and to be bound by the terms and conditions of the Distribution Agreement, which terms and conditions are hereby incorporated by reference herein, except that the term "Agent" therein shall instead mean each Agent named herein and no other person shall be deemed to be an Agent under this Agreement.

         Unless sooner terminated in accordance with Section 6 of the Distribution Agreement as incorporated by reference herein or unless otherwise mutually agreed by the parties hereto in writing, this Agreement shall terminate on ___________ __, ____. No such termination shall affect any accrued obligations under this Agreement. The respective indemnities, agreements, representations, warranties and other statements of the Agent(s) and Citigroup and its officers set forth in, or made pursuant to, this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Agent(s) or Citigroup or any of the officers, directors or controlling persons referred to in Section 5 of the Distribution Agreement as incorporated by reference herein, and will survive delivery of any payment for any Notes sold by Citigroup. The provisions of Sections 3(g) and 5 of the Distribution Agreement as incorporated by reference herein shall survive the termination of this Agreement.

         This Agreement may be signed in counterparts, each of which shall be deemed an original, which taken together, shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter, including Annex A, and your acceptance shall represent a binding agreement between you and Citigroup in accordance with its terms.

                                        Very truly yours,

                                        CITIGROUP INC.


                                        By:
                                             Name:
                                             Title:




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


[        ]


By:
    Name:
    Title:

[        ]


By:
    Name:
    Title:

                                                                      Schedule I

                                    Agent(s)

                                                                         Annex A

                         Form of Distribution Agreement



                                      F-5